SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 18, 1996



                            CRAIN INDUSTRIES, INC.
--------------------------------------------------------------------------------
              (Exact name of Registrant as specified in charter)




         DELAWARE                    33-96808                  43-1714086
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                     Identification No.)





       101 SOUTH HANLEY ROAD, SUITE 400
             ST. LOUIS, MISSOURI                             63105
--------------------------------------------------------------------------------
   (Address of principal executive offices)                (Zip Code)




      Registrant's telephone number, including area code:  (314) 719-0100
                                                         -----------------------

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On October 18, 1996, Crain Industries, Inc., a Delaware corporation ("Crain"), acquired (the "Acquisition") all of the assets of the Comfort Clinic division ("Comfort Clinic") of Bio Clinic Corporation, a Delaware corporation ("Bio Clinic"), pursuant to an Asset Purchase Agreement dated August 29, 1996, by and among Crain, Bio Clinic and Sunrise Medical Inc., a Delaware corporation and the parent corporation of Bio Clinic (the "Agreement"). The consideration paid to Bio Clinic pursuant to the Agreement consisted of cash in the amount of $14,000,000 (of which $500,000 was placed in escrow to secure the performance by Bio Clinic of certain of its obligations under the Agreement). The consideration paid pursuant to the Agreement was determined through arm's length negotiation between the parties thereto.

            The consideration paid pursuant to the Agreement was funded with (i) borrowings under a Credit Agreement dated as of August 29, 1995, as amended, among Crain, certain lenders identified therein, and Texas Commerce Bank National Association, a national bank association, as agent for the lenders,
(ii) proceeds from the issuance of 3,376,435 shares of common stock, par value $.01 per share, of Crain Holdings Corp., the parent corporation of Crain ("Holdings"), and (iii) proceeds from the issuance of 375,159 shares of Class A Series II Common Stock, par value $.01 per share, of Holdings.

            Pursuant to the Agreement, Crain acquired certain machinery, equipment, tools, inventories, contract rights, intellectual property, accounts receivable and other assets utilized by Comfort Clinic in the design, manufacture and distribution of therapeutic comfort products, primarily foam mattresses and pillows, to mass merchants, department stores, bed and bath specialty stores, discount stores and catalogues (the "Business"). Crain intends to continue to use the assets acquired pursuant to the Acquisition in the Business.

            Prior to the Acquisition Crain manufactured approximately 50% of Comfort Clinic's supply of foam buns, mattress pads and pillows. Mattress pads and pillows manufactured by Crain for Comfort Clinic were shipped by Crain directly to Comfort Clinic's customers.

            In connection with the Acquisition Crain entered into a Transition Services Agreement dated October 18, 1996, pursuant to which an affiliate of Bio Clinic, Sunrise Medical B.V., will provide certain services to Crain previously provided by it to Comfort Clinic.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Financial Statements of Business Acquired.

                  An audited balance sheet and statement of revenues and expenses of Comfort Clinic for the Fiscal Year Ended June 28, 1996, and the accompanying Independent Auditors' Report are filed herewith as part of this Current Report on Form 8-K.

                  It is impracticable to file the remaining financial statements of Comfort Clinic required by this Item 7(a) at this time because such statements are not available. Such statements will be filed pursuant to Item 7(a)(4) of Form 8-K as soon as practicable, but not later than January 1, 1997, 60 days after the due date of this Current Report on Form 8-K.


            (b)   Pro Forma Financial Information.

                  It is impracticable to file the pro forma financial information required by this Item 7(b) at this time because such information is not available. Such information will be filed pursuant to Item 7(b)(2) of Form 8-K as soon as practicable, but not later than January 1, 1997, 60 days after the due date of this Current Report on Form 8-K.


            (c)   Exhibits.

      2.1 - Asset Purchase Agreement dated as of August 29, 1996, by and among Bio Clinic Corporation, Sunrise Medical Inc., and Crain Industries, Inc.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRAIN INDUSTRIES, INC.


Date: October 31, 1996                    By:   /s/ James G. Powers
                                                -------------------
                                                James G. Powers
                                                Vice President and
                                                Chief Financial Officer

                             COMFORT CLINIC DIVISION

                          INDEX TO FINANCIAL STATEMENTS

Independent Auditors' Report.................................................1

Statement of Assets to be Acquired and
      Liabilities to be Assumed as of June 28, 1996..........................2

Statement of Revenues and Expenses for the
      fiscal year ended June 28, 1996........................................3

Notes to Consolidated Financial Statements for
      the fiscal year ended June 28, 1996....................................4

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
Sunrise Medical Inc.

We have audited the accompanying statement of assets to be acquired and liabilities to be assumed of Comfort Clinic, a division of Sunrise Medical Inc. as of June 28, 1996, and the related statement of revenues and expenses for the year then ended. These financial statements are the responsibility of the management of Sunrise Medical Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the accompanying financial statements were prepared solely to present the assets to be acquired and liabilities to be assumed pursuant to the Asset Purchase Agreement, and are not intended to be a complete presentation of the Comfort Clinic, a division of Sunrise Medical Inc., financial position or cash flows.

In our opinion, the statements referred to above present fairly the assets to be acquired and liabilities to be assumed of Comfort Clinic, a division of Sunrise Medical Inc. at June 28, 1996, and its revenues and expenses for the year then ended, in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP



October 16, 1996

              THE COMFORT CLINIC DIVISION OF SUNRISE MEDICAL INC.

                     STATEMENT OF ASSETS TO BE ACQUIRED AND
                            LIABILITIES TO BE ASSUMED
                                 (in thousands)

                                  June 28, 1996


Assets
------

    Trade receivables, net of allowance for
        doubtful accounts of $3,572                                       $7,554

    Inventories                                                            1,480

    Property and equipment, net                                            3,636

    Goodwill                                                               4,979

    Covenant not to compete, net of accumulated
        amortization of $656                                                 644

    Other assets                                                             400
                                                                         -------

           Total assets to be acquired                                    18,693



Liabilities
-----------

    Trade accounts payable                                                 2,668

    Accrued compensation                                                     237

    Other accrued liabilities                                              1,013

    Non-compete liability                                                    775
                                                                         -------

           Total liabilities assumed                                       4,693
                                                                         -------

Net assets to be acquired                                                $14,000
                                                                         =======



                (See accompanying notes to financial statements)

              THE COMFORT CLINIC DIVISION OF SUNRISE MEDICAL INC.

                       STATEMENT OF REVENUES AND EXPENSES
                                 (in thousands)

                            Year ended June 28, 1996




Net sales                                                              $ 45,715

Cost of sales                                                            42,672
                                                                       --------

Gross profit                                                              3,043
                                                                       --------


Operating expenses:

    Marketing                                                             2,049

    Selling                                                               2,884

    Distribution and customer service                                       355

    Research and development                                                102

    General and administrative                                            6,259

    Impairment of goodwill                                                5,020
                                                                       --------

        Total operating expenses                                         16,669
                                                                       --------



Loss before income taxes                                               $(13,626)
                                                                       ========



               (See accompanying notes to financial statements)

              THE COMFORT CLINIC DIVISION OF SUNRISE MEDICAL INC.

                          NOTES TO FINANCIAL STATEMENTS

                            Year ended June 28, 1996
                          (Dollar amounts in thousands)


1. Basis of Presentation
   ---------------------

Comfort Clinic was established as a separate division of Sunrise Medical Inc. in July 1995. Previously, it operated as a division of Bio Clinic Corporation ("Bio Clinic"), a wholly owned subsidiary of Sunrise Medical Inc. Comfort Clinic designs, manufactures and markets therapeutic sleep products, principally foam mattress pads and pillows, to consumers. These products are sold through various retail distribution channels, including mass merchants, department stores and specialty stores throughout the United States, Canada and Europe.

Pursuant to an Asset Purchase Agreement (the "Agreement") dated August 29, 1996, between Sunrise Medical Inc. ("Sunrise") and Crain Industries, Inc. ("Crain"), Sunrise agreed to sell to Crain specified assets and related liabilities of Comfort Clinic (the "Business") in exchange for $14,000, subject to certain adjustments at closing.

The accompanying Statement of Assets to be Acquired and Liabilities to be Assumed and Statement of Revenues and Expenses reflect historical cost of the identified assets, liabilities and results of operations identified in the sales agreement.

The Business' financial statements include allocation of certain direct expenses from Bio Clinic Corporation based on specific identification or formulas. Sunrise's management believes that these allocations are based on assumptions that are reasonable in the circumstances. However, these allocations are not necessarily indicative of the costs and expenses that would have resulted if the Business had been operated as a separate entity.

2. Summary of Significant Accounting Policies
   ------------------------------------------

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fiscal Year End

The Business' fiscal year ends on the Friday closest to June 30, resulting in years of either 52 or 53 weeks. The year ended June 28, 1996 contained 52 weeks.

Inventories

Inventories are stated at the lower of average cost or market value. Cost is determined using the first-in, first-out method.

Property and Equipment

Property and equipment are recorded at cost and depreciated over estimated useful lives by use of the straight-line method. Leasehold improvements are amortized over the shorter of their useful lives or the term of the lease. The estimated useful lives of property and equipment range from three to seven years. Depreciation expense was $1,048 for the year ended June 28, 1996.

Goodwill

The excess of Sunrise's purchase price over the fair value of net assets at the date of acquisition (goodwill) is being amortized on a straight-line basis over thirty years. Management of the Business assesses the recoverability of this intangible asset by determining whether the amortization over its remaining life can be recovered through undiscounted future operating cash flows. A provision for impairment of goodwill has been recorded in the year ended June 28, 1996 based on the anticipated sales price of the Business.

Covenant not to Compete

The amount of two non-compete agreements is being amortized over the six- and eight-year periods covered by the agreements. Total annual payments of $175 are scheduled through October 1998 and at $125 annually thereafter through October 2000.

Contract Rebates

The Business enters into contractual agreements with its customers for rebates on certain products based on the attainment of specified purchase volumes or in connection with cooperative advertising. The cost of these rebates is accrued as earned by the customers.

Foreign Currency Transactions

Revenues and expenses denominated in foreign currencies are translated at exchange rates prevailing during the year. Assets and liabilities are translated at exchange rates in effect at the end of the period.

Research and Development

Research and development costs are charged to expense when incurred.

Income Taxes

The Business is not a separate taxable entity for federal, state, or local income tax purposes. The Business' operations are included in the consolidated tax returns of Sunrise. No allocation of income tax expense or benefit has been made to the Business.

Fair Value of Financial Instruments

The carrying amounts of accounts receivable, accounts payable and accrued liabilities approximate their fair values, based on the current aging of the receivables and the short maturity of the liabilities. The fair value of the non-compete liability based on current interest rates is $665.

3. Balance Sheet Items
   -------------------

Inventories consist of the following at June 29, 1996:


     Raw material                                     $1,038

     Finished goods                                    1,180
                                                       -----
                                                       2,218

     Less: reserves                                   (  738)
                                                       -----
     Total inventories                                $1,480

The components of property and equipment are as follows at June 28, 1996:


     Machinery and equipment                                $4,874

     Furniture and fixtures                                  1,561

     Leasehold improvements                                    326
                                                             -----
                                                             6,761

     Less accumulated depreciation
     and amortization                                       (3,125)
                                                             -----
     Property and equipment, net                            $3,636
                                                             =====



4. Leases and Commitments
   ----------------------

The Business leases office and operating facilities under operating leases which expire over the next eight years. The leases generally provide for the lessee to pay taxes, maintenance, insurance and certain other operating costs of the leased property. The leases on most of the properties contain renewal provisions. Rent expense was $718 in 1996.

Minimum lease payments under operating leases expiring subsequent to June 28, 1996 are as follows:


          Year Ended                                  Amount
          ----------                                  ------

          1997                                          $828

          1998                                           821

          1999                                           791

          2000                                           759

          2001                                           564

          Thereafter                                   3,232
                                                       -----
          Total minimum lease payments                $6,995
                                                       -----


The Business is involved in certain litigation and other matters in the ordinary course of business. Management does not expect that any of these matters will have a material adverse effect on the financial position or results of operations of the Business.

5. Concentration of Business and Credit Risk
   -----------------------------------------

The Business' customers are located throughout the United States and Europe. Two customers each accounted for 22% of sales in fiscal 1996. Sales to customers outside the United States were 8% of total sales in 1996.

A portion of the accounts receivable of the Business are sold to a third party on a recourse basis. The amount of outstanding receivables sold with recourse was $885 at June 28, 1996. An allowance has been provided for estimated credit losses.

6. Indirect Operating Expenses (unaudited)
   ---------------------------------------

Cash generated by and cash requirements of the Business flow through the centralized treasury system of Sunrise. The accompanying Statement of Revenues and Expenses does not include interest expense of $1,413 allocated by Sunrise, nor does it include allocated management fees of $1,008.

7. Profit Sharing/Savings Plan
   ---------------------------

The employees of the Business are included in a 401(k) profit sharing/savings plan of Sunrise. Employees may make contributions to the plan, which are matched by the Business in an amount determined by Sunrise's Board of Directors. Sunrise may also make discretionary contributions to each employee's account equal to a percentage of salary for the fiscal year, based upon attainment of certain earnings targets for the Business.

                                 EXHIBIT INDEX
      Exhibit                                                             Page
      -------                                                             ----

      2.1   -     Asset Purchase Agreement dated as of August 29, 1996,
                  by and among Bio Clinic Corporation, Sunrise Medical
                  Inc., and Crain Industries, Inc.




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